SunAmerica Strategic Investment Series, Inc.
Supplement to the Statement of Additional Information dated March
1, 1999


The third full paragraph on page B-45 of the Statement of Additional Information should be replaced with the following:

     If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.



Dated:  September 24, 1999